Exhibit 10.1

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Sixth Amendment to Second Amended and Restated Credit Agreement (this "Sixth Amendment") is made as of October 26, 2016, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"), GLOBAL CNG LLC, a Delaware limited liability company ("CNG"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"),    CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade") and WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with  OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, CNG, Alliance and Cascade, the "Borrowers" and each individually, a "Borrower"), GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Second Amended and Restated Credit Agreement dated as of December 16, 2013 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, Swing Line Lender, the L/C Issuer, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and Citizens Bank National Association (f/k/a RBS Citizens NA) and Societe Generale, as Co-Documentation Agents.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.        Amendment to Section 7 of the Credit Agreement.   Section 7.05(c) of the Credit Agreement is hereby amended by deleting Section 7.05(c) in its entirety and restating it as follows:

(c)        Dispositions of (i) equipment or real property (other than in connection with any sale-leaseback transactions permitted pursuant to Section  7.05(g) hereof) to the extent that (x) such property is exchanged for credit against the purchase price of replacement property used or to be used in any Global Line of Business, or (y) the proceeds of such Disposition are reasonably promptly applied to the purchase price of property used in any Global Line of Business or

(ii) any asset to the extent that (x) the aggregate value of all assets disposed of pursuant to this Section 7.05(c)(ii) does not exceed $150,000,000 over the life of this Agreement and, to the extent the aggregate value of such assets disposed of in any one Disposition exceeds $2,000,000 or the aggregate value of all assets disposed of pursuant to this Section 7.05(c)(ii) exceeds $25,000,000, then, to the extent the proceeds received in connection thereof are not, solely in the case of an Eligible Borrowing Base Asset (as hereinafter defined), used to repay outstanding WC Loans or, as to any asset, reinvested in a Loan Party's business or committed to being reinvested in any Global Line of Business within 180 days after receipt thereof, then 181 days after receipt of such proceeds the Borrowers shall repay any outstanding Revolver Loans in the amount of such proceeds not so reinvested, and (y) to the extent any such asset sold is the type of assets which would be eligible to be included in the Borrowing Base (a "Eligible Borrowing Base Asset"), immediately upon giving effect to such sale, the Borrowers provide written notice to the Administrative Agent setting forth (1) a listing of the Eligible Borrowing Base Assets to be sold (such listing to be in reasonable detail), together with the amount of cash proceeds to be received by the selling Loan Party for each such asset sold; (2) any change to the Borrowing Base (and Borrowing Base Report) as a result of such sale from the Borrowing Base Report most recently delivered; and (3) a certification that such sale is a Disposition permitted pursuant to this Section 7.05(c)(ii);

§2.  Conditions to Effectiveness. This Sixth Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the fully executed counterparts of this Sixth Amendment (including the Ratification of Guaranty hereto) executed by the Loan Parties, the Administrative Agent and the required Lenders.

§3.        Representations and Warranties; No Default.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Sixth Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.  Each of the Loan Parties hereby certifies to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

§4.        Ratification,  Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this Sixth Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This Sixth Amendment shall constitute a Loan Document.

§5.        No Waiver.    Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§6.        Counterparts.  This Sixth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.    Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

§7.        Governing Law.    THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLEN HES CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLP FINANCE CORP.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL ENERGY MARKETING LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

ALLIANCE ENERGY LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

CASCADE KELLY HOLDINGS LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL CNG LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

WARREN EQUITIES, INC.

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Daphne H. Foster
Title: Chief Financial Officer

bank of america, n.a., as
Administrative Agent

By:	/s/ Jordan Forester
Name:	Jordan Forester
Title:	Assistant Vice President

bank of america, n.a., as a Lender

By:	/s/ Jordan Forester
Name:	Jordan Forester
Title:	Assistant Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Daniel J. Stampfel
Name:	Daniel J. Stampfel
Title:	Authorized Officer

citizens bank national association,
as a Lender

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

wells fargo bank, n.a., as a Lender

By:	/s/ Daniel M. Grondin
Name:	Daniel M. Grondin
Title:	Senior Vice President

societe generale, as a Lender

By:	/s/ Michiel V.M. van der Voort
Name:	Michiel V.M. van der Voort
Title:	Managing Director

bnp paribas, as a Lender

By:	/s/ Jordan Nenoff
Name:	Jordan Nenoff
Title:	Director

By:	/s/ Christine Dirringer
Name:	Christine Dirringer
Title:	Managing Director

COOPERATIEVE RABOBANK U.A., NEW YORK
BRANCH, as a Lender

By:	/s/ Chung-Taek Oh
Name:	Chung-Taek Oh
Title:	Executive Director

By:	/s/ Chan K. Park
Name:	Chan K. Park
Title:	Managing Director

bmo harris financing, inc., as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

the bank of tokyo-mitsubishi ufj, ltd.
NY BRANCH, as a Lender

By:	/s/ Michel Kermarrec
Name:	Michel Kermarrec
Title:	Director

santander bank, n.a., as a Lender

By:	/s/ Marcelo Castro
Name:	Marcelo Castro
Title:	Managing Director

credit agricole corporate and
investment bank, as a Lender

By:	/s/ Mark Lvoff
Name:	Mark Lvoff
Title:	Managing Director

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

natixis, new york branch, as a Lender

By:	/s/ David Pershad
Name:	David Pershad
Title:	Managing Director

By:	/s/ Alisa Trani
Name:	Alisa Trani
Title:	Director

sumitomo mitsui banking
corporation, NY BRANCH, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

deutsche bank ag, new york branch,
as a Lender

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

By:	/s/ Susana Fornies
Name:	Susana Fornies
Title:	Assistant Vice President

td bank, n.a., as a Lender

By:	/s/ Vijay Prasad
Name:	Vijay Prasad
Title:	Senior Vice President

keybank national association, as a
Lender

By:	/s/ Kevin D. Smith
Name:	Kevin D. Smith
Title:	Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Kara Hoaglund
Name:	Kara Hoaglund
Title:	Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

PEOPLE'S UNITED BANK, national
association, formerly PEOPLE'S UNITED
BANK, as a Lender

By:	/s/ Jeffrey Giunta
Name:	Jeffrey Giunta
Title:	Vice President

THE HUNTINGTON NATIONAL BANK, as a
Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Raymond C. Hoefling
Name:	Raymond C. Hoefling
Title:	Senior Vice President

INTENTIONALLY DELETED

fifth third bank, as a Lender

By:	/s/ Mike Ross
Name:	Mike Ross
Title:	Senior Vice President

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Antonio Molestina
Name:	Antonio Molestina
Title:	Managing Director

By:	/s/ Meena Veerappan
Name:	Meena Veerappan
Title:	Assistant Vice President

BLUE HILLS BANK, as a Lender

By:	/s/Kelley Keefe
Name:	Kelley Keefe
Title:	Senior Vice President

customers bank, as a Lender

By:	/s/ James B. Daley
Name:	James B. Daley
Title:	Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Sixth Amendment as of October 26, 2016, and agrees that each of (a) the Second Amended and Restated Guaranty dated as of December 16, 2013 (as amended and in effect from time to time, the "Original Guaranty") from each of Global Partners LP and Bursaw Oil LLC; (b) the Guarantee dated as of September 8, 2014 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC; and (c) the Guaranty dated as of January 7, 2015 (as amended and in effect from time to time, the "Warren Guaranty") from each of Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc. remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Original Guaranty, the Canada Guaranty and the Warren Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

BURSAW OIL LLC
By: Alliance Energy LLC, its sole member
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

WAREX TERMINALS CORPORATION

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

DRAKE PETROLEUM COMPANY, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

PURITAN OIL COMPANY, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer

MARYLAND OIL COMPANY, INC.

By:	/s/Daphne H. Foster
Title: Chief Financial Officer